Exhibit 10.4

AMENDMENT TO CONFIRMATION

     THIS AMENDMENT (this “Amendment”) is made as of December 17, 2007, between Bank of America, N.A. (“Dealer”) and The Great Atlantic & Pacific Tea Company, Inc. (the “Issuer”);

     WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of December 12, 2007 (the “Confirmation”) evidencing an Issuer Warrant Transaction with the Transaction Reference Number NY-32868 ;

     WHEREAS, the parties wish to amend this Confirmation on the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

     Section 2. Amendment to the Confirmation

(a)	The “Premium” under the Confirmation shall be USD 11,793,750.00.

(b)	Annex A to the Confirmation is hereby deleted in its entirety and replaced with Annex A hereto.

(c)	The following language shall be inserted at the end of the “Settlement Method Election” provision:

“Notwithstanding anything herein to the contrary, the Issuer shall not be entitled to elect a Settlement Method other than Cash Settlement unless, by the Settlement Method Election Date, the Issuer has satisfied the following conditions: (a) the number of Reserved Shares, as defined in Section 8(e), is at least equal to the Capped Number, as defined in Section 8(e), and (b) the Issuer has (i) obtained the approval of its shareholders to issue any Shares it may be required to issue pursuant to Net Share Settlement to the extent such approval is required by the rules and regulations of the New York Stock Exchange (“NYSE Rules”) or (ii) reasonably determined that such shareholder approval is not required pursuant to the NYSE Rules (the term “NYSE Condition” shall refer to either clause (b)(i) or clause (b)(ii), and the NYSE Condition, together with the condition set forth in clause (a) of this paragraph, shall be referred to as the “Approval Conditions”).

(d)	The text of the “Default Settlement Method” provision (other than the heading) shall be deleted in its entirety and replaced with the following language:

“Cash Settlement. Issuer may, in its sole discretion, change the Default Settlement Method on or prior to the Settlement Method Election Date by notice to Dealer if, on or prior to the date of such notice, the Approval Conditions have been satisfied.”

(e)	Section 8(e) shall be deleted in its entirety and replaced with the following:

“(e) Limitations on Settlement by Issuer. Notwithstanding anything herein or in the Agreement to the contrary, in no event shall Issuer be required to deliver Shares in connection with the Transaction in excess of a number of Shares equal to 1.2 times the aggregate Number of

Shares for all Components (the “Capped Number”). If at any time the Issuer does not have a number of authorized but unissued Shares that are not reserved for future issuance in connection with other transactions in the Shares (the “Available Shares”) that is greater than the Capped Number, Issuer agrees to use its reasonable best efforts to seek approval from its shareholders at the next meeting of shareholders, or, if necessary, a subsequent meeting of shareholders, to increase the number of authorized but unissued Shares and to reserve a number of Shares at least equal to the Capped Number for settlement of this Transaction (the “Reserved Shares”). If Issuer does not succeed in obtaining shareholder approval for such an increase and so increasing the number of Reserved Shares at or prior to its second annual meeting of shareholders following the Trade Date, (i) the Number of Shares for each Component shall be automatically increased by 10% (provided, however that this increase, if any, shall be concurrent with and not in addition to any increase that may be required pursuant to the next paragraph, i.e., the maximum aggregate increase shall be 10%) and (ii) an Additional Termination Event shall occur with respect to which the Transaction shall be the sole Affected Transaction and Issuer shall be the sole Affected Party; provided however that if such shareholder approval is obtained and such increase in the number of Reserved Shares occurs after Issuer’s second annual meeting of shareholders but before the earlier of the Expiration Date for such Component and any earlier date that Dealer has designated as an Early Termination Date or other date for cancellation or termination of the Transaction, the Additional Termination Event arising from such prior failure to obtain shareholder approval and failure to increase the number of Reserved Shares shall cease to exist. For the avoidance of doubt Dealer shall have no obligation to exercise its right pursuant to such Additional Termination Event, such right will be an ongoing right until Issuer has obtained such approval from its shareholders for such an increase in the number of Available Shares and has so increased the number of Reserved Shares, and such right will automatically terminate upon Issuer obtaining such shareholder approval for such an increase and so increasing the number of Reserved Shares. Unless the number of Reserved Shares is at least equal to the Capped Number, Issuer shall not retire any Shares that are repurchased, acquired or otherwise received by Issuer or any of its subsidiaries from any persons (whether or not in exchange for cash, fair value or any other consideration, and including, for the avoidance of doubt, any Shares received in settlement of any option or other derivative transaction) (such Shares, “Acquired Shares”) or issue or deliver or agree to issue or deliver any Acquired Shares to any person other than Issuer except that such Acquired Shares may be used to settle this Transaction and any other warrant transactions entered into by the Issuer on the Trade Date.

Issuer covenants and agrees with Dealer that it will use its commercially reasonable efforts to obtain shareholder approval to the extent required by the NYSE Rules to permit the issuance of Shares in connection with Net Share Settlement of the Transaction at a meeting of the Issuer’s stockholders, to be held not later than August 15, 2008 (it being acknowledged that the Issuer cannot compel such stockholder approval). If, at or prior to its second annual meeting of shareholders following the Trade Date, clause (ii) of the NYSE Condition has not been satisfied and the Issuer has not submitted for voting by its shareholders, to the extent required by the NYSE Rules, the issue of whether to authorize an issuance of Shares pursuant to Net Share Settlement of this Transaction, then (i) the Number of Shares for each Component shall be automatically increased by 10% (provided, however that this increase, if any, shall be concurrent with and not in addition to any increase that may be required pursuant to the preceding paragraph, i.e., the maximum aggregate increase shall be 10%) and (ii) an Additional Termination Event shall occur with respect to which the Transaction shall be the sole Affected Transaction and Issuer shall be the sole Affected Party; provided however that if this issue is submitted for vote by the Issuer’s shareholders or the Issuer has satisfied the NYSE Condition after Issuer’s second annual meeting of shareholders but before the earlier of the Expiration Date for such Component and any earlier date that Dealer has designated as an Early Termination Date or other date for

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cancellation or termination of the Transaction, the Additional Termination Event arising from such prior failure to submit this issue for voting by shareholders shall cease to exist. For the avoidance of doubt, if the Issuer submits for voting by its shareholders, to the extent required by the NYSE Rules, the issue of whether to authorize an issuance of Shares pursuant to Net Share Settlement of this Transaction at or prior to its second annual meeting of shareholders following the Trade Date, and the shareholders do not approve such an issuance when it is then submitted for their approval, the failure of the shareholders to approve such an issuance shall not trigger the 10% increase or the Additional Termination Event described in this paragraph.”

Section 3. Representations and Warranties.

Issuer represents and warrants to Dealer as follows:

(a)	On the date of this Amendment, (A) none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares and (B) all reports and other documents filed by Issuer with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)	Issuer is not entering into this Amendment to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(c)	The representations and warranties of Issuer set forth in Section 3 of the Agreement and Section 7 of the Confirmation are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein.

     Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain in full force and effect and are hereby confirmed in all respects.

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      IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

Yours faithfully,

BANK OF AMERICA, N.A.

By:	/s/ Michael Voris
	Name:	Michael Voris
	Title:	Vice President
Agreed and Accepted By:

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ William J. Moss
	Name:	William J. Moss
	Title:	Vice President & Treasurer

ANNEX A

Component	Shares	Expiration Date
1	37,477.00	Mon-18-Mar-13
2	37,477.00	Tue-19-Mar-13
3	37,477.00	Wed-20-Mar-13
4	37,477.00	Thu-21-Mar-13
5	37,477.00	Fri-22-Mar-13
6	37,477.00	Mon-25-Mar-13
7	37,477.00	Tue-26-Mar-13
8	37,477.00	Wed-27-Mar-13
9	37,477.00	Thu-28-Mar-13
10	37,477.00	Mon-1-Apr-13
11	37,477.00	Tue-2-Apr-13
12	37,477.00	Wed-3-Apr-13
13	37,477.00	Thu-4-Apr-13
14	37,477.00	Fri-5-Apr-13
15	37,477.00	Mon-8-Apr-13
16	37,477.00	Tue-9-Apr-13
17	37,477.00	Wed-10-Apr-13
18	37,477.00	Thu-11-Apr-13
19	37,477.00	Fri-12-Apr-13
20	37,477.00	Mon-15-Apr-13
21	37,477.00	Tue-16-Apr-13
22	37,477.00	Wed-17-Apr-13
23	37,477.00	Thu-18-Apr-13
24	37,477.00	Fri-19-Apr-13
25	37,477.00	Mon-22-Apr-13
26	37,477.00	Tue-23-Apr-13
27	37,477.00	Wed-24-Apr-13
28	37,477.00	Thu-25-Apr-13
29	37,477.00	Fri-26-Apr-13
30	37,477.00	Mon-29-Apr-13
31	37,477.00	Tue-30-Apr-13
32	37,477.00	Wed-1-May-13
33	37,477.00	Thu-2-May-13
34	37,477.00	Fri-3-May-13
35	37,477.00	Mon-6-May-13
36	37,477.00	Tue-7-May-13
37	37,477.00	Wed-8-May-13
38	37,477.00	Thu-9-May-13
39	37,477.00	Fri-10-May-13
40	37,477.00	Mon-13-May-13
41	37,477.00	Tue-14-May-13
42	37,477.00	Wed-15-May-13
43	37,477.00	Thu-16-May-13
44	37,477.00	Fri-17-May-13
45	37,477.00	Mon-20-May-13

A-1

Component	Shares	Expiration Date
46	37,477.00	Tue-21-May-13
47	37,477.00	Wed-22-May-13
48	37,477.00	Thu-23-May-13
49	37,477.00	Fri-24-May-13
50	37,477.00	Tue-28-May-13
51	37,477.00	Wed-29-May-13
52	37,477.00	Thu-30-May-13
53	37,477.00	Fri-31-May-13
54	37,477.00	Mon-3-Jun-13
55	37,477.00	Tue-4-Jun-13
56	37,477.00	Wed-5-Jun-13
57	37,477.00	Thu-6-Jun-13
58	37,477.00	Fri-7-Jun-13
59	37,477.00	Mon-10-Jun-13
60	37,477.00	Tue-11-Jun-13
61	37,477.00	Wed-12-Jun-13
62	37,477.00	Thu-13-Jun-13
63	37,477.00	Fri-14-Jun-13
64	37,477.00	Mon-17-Jun-13
65	37,477.00	Tue-18-Jun-13
66	37,477.00	Wed-19-Jun-13
67	37,477.00	Thu-20-Jun-13
68	37,477.00	Fri-21-Jun-13
69	37,477.00	Mon-24-Jun-13
70	37,477.00	Tue-25-Jun-13
71	37,477.00	Wed-26-Jun-13
72	37,477.00	Thu-27-Jun-13
73	37,477.00	Fri-28-Jun-13
74	37,477.00	Mon-1-Jul-13
75	37,477.00	Tue-2-Jul-13
76	37,477.00	Wed-3-Jul-13
77	37,477.00	Fri-5-Jul-13
78	37,477.00	Mon-8-Jul-13
79	37,477.00	Tue-9-Jul-13
80	37,477.00	Wed-10-Jul-13
81	37,477.00	Thu-11-Jul-13
82	37,477.00	Fri-12-Jul-13
83	37,477.00	Mon-15-Jul-13
84	37,477.00	Tue-16-Jul-13
85	37,477.00	Wed-17-Jul-13
86	37,477.00	Thu-18-Jul-13
87	37,477.00	Fri-19-Jul-13
88	37,477.00	Mon-22-Jul-13
89	37,477.00	Tue-23-Jul-13
90	37,560.00	Wed-24-Jul-13

A-2